Exhibit 10.41



                         STANDARD INDUSTRIAL LEASE - NET


     In consideration of the rental and of the covenants and agreements hereinafter set forth to be kept and performed by the Tenant, Landlord agreed to Tenant and Tenant hereby leases from Landlord the Premises herein described for the Term, at the Rent and subject to and upon for the terms, severance and agreements hereinafter set forth.

ARTICLE 1.     FUNDAMENTAL LEASE PROVISIONS

This lease is made and entered into by Landlord and Tenant this ________ day of September, 1992.

Landlord:      1700 Fairway Drive

Tenant:        Simmons Company

Premises (Article 2): A portion of Fairway Manufacturing Center located at 1700 Fairway Dr., San Leandro, CA, [illegible] approximately 246,500 square feet of floor area as outlined in red on Exhibit A in Building #1

Lease Term (Article 3): also as shown in Exhibit A attached hereto

          Commencing:  July 1, 1992 ("Commencement Date")

          and Ending:  June 30, 2007

Rent Monthly:           See Exhibit C
                    ------------------------------------------------------------
(Article 4)

- --------------------------------------------------------------------------------


Prepaid Rent:  NONE
               -----------------------------------------------------------------
(Article 4)

For the Period:
                ----------------------------------------------------------------


Security Deposit:  NONE
                   -------------------------------------------------------------
(Article 5)

Use (Article 7):    Manufacturing of mattresses, furniture and related
                    [illegible]

                                        Tenant's Pro Rata Share of Project:  47%
                                          (Taxes, Insurance and General      ---
                                             Common Area Expenses)
                                        Tenant's Pro Rata Share of Building: 68%
                                          (Building Common Area Expenses)    ---

Address for Notices (Article 21.20):

Landlord:           c/o Orbit Property Management
                    1475 Powell Street, Suite 201      Telephone: (510) 852-0500
                    Emeryville, CA  94608

Tenant to the Premises
and:                Simmons Company
                    6 Executive Park Drive N.E.
                    Atlanta, Georgia  30328

References in this Article 1 to the other Articles are for convenience and designates other Articles where references to the particular Fundamental Lease Provisions appear. Each reference in this Lease to any of the Fundamental Lease Provisions contained in this Article 1 shall be construed to incorporate all of the terms provided under each such Fundamental Lease Provision. In the event of any conflict between a Fundamental Lease Provisions and the Provisions of the Lease the latter shall control.

THE FOREGOING FUNDAMENTAL LEASE PROVISIONS ARE HEREBY APPROVED.

LANDLORD: /s/                           TENANT: SIMMONS COMPANY



By  /s/ Moses L. Libitzky               By  /s/ Jeffrey J. Lewis
  --------------------------------        -----------------------------------
  Orbit Property Corporation,                Jeffrey J. Lewis
  Authorized Agent for Landlord              Sr. Vice President
  Moses L. Libitzky, President

                      STANDARD INDUSTRIAL LEASE - NET

Article 1   Fundamental Lease Provisions

Article 2   Premises

Article 3   Term
          3.1     Term
          3.2     Delay in Commencement
          3.3     Early Possession
          3.4     Construction
          3.5     Acknowledgement of Commencement Date

Article 4   Rent
          4.1     Rent
          4.2     Returned Checks
          4.3     Date of Receipt of Tenant's Payment

Article 5   Security Deposit

Article 6   Taxes
          6.1     Real Property Taxes
                  a.     Payment
                  b.     Definition
                  c.     Improvements to the Premises
          6.2     Personal Property Taxes
          6.3     Proration:  Joint Assessment

Article 7   Use
          7.1     Use
          7.2     Condition of Premises
          7.3     Compliance with Law
          7.4     Toxic and Hazardous Materials

Article 8   Common Areas
          8.1     Definition
          8.2     Maintenance
          8.3     Tenant's Rights and Obligations
          8.4     Common Area Expenses:  Tenant's Share
                  a.     Common Area Expenses
                  b.     Tenant's Share

Article 9   Repairs and Maintenance
          9.1     Landlord's Obligations
          9.2     Tenant's Obligations
          9.3     Surrender
          9.4     Landlord's Rights

Article 10  Alterations and Additions

Article 11  Utilities

Article 12  Liens

Article 13  Landlord's Access
          13.1    Access
          13.2    Easements

Article 14  Indemnity: Exemption of Landlord from Liability
          14.1    Indemnity
          14.2    Exemption of Landlord from Liability

Article 15  Insurance
          15.1    Liability Insurance
          15.2    Fire and Extended Coverage
          15.3    Waiver of Subrogation

Article 16  Damage or Destruction
          16.1    Partial Damage
          16.2    Total Destruction
          16.3    Damage Near End of Term
          16.4    Partial Destruction of the Project
          16.5    Abatement of Rent; Tenant's Remedies;
                  Advance Payments
                  a.     Abatement of Rent
                  b.     Tenant's Remedies
                  c.     Advance Payments

Article 17  Condemnation

Article 18  Assignment and Subletting
          18.1    Landlord's Consent Required
          18.2    Reasonable Consent
          18.3    No Release of Tenant

Article 19  Default: Remedies
          19.1    Default of Tenant: Remedies
                  a.     Remedies
                  b.     Bankruptcy-Insolvency of Tenant; Landlord's Remedies
                  c.     Late Charges
                  d.     Additional Rights of Landlord
          19.2    Default by Landlord

Article 20  Cancellation and Relocation

Article 21  Additional Provisions
          21.1 Payment of Tenant's Pro Rata Share of Real Property Taxes, Common Area Expenses, and/or Insurance
          21.2    Subordination
          21.3    Quiet Enjoyment
          21.4    Attornment
          21.5    Estoppel Certificate
          21.6    Transfer of Landlord's Interest
          21.7    Captions, Attachments, Defined Terms
          21.8    Entire Agreement
          21.9    Severability
          21.10   Costs of Suit and/or Enforcement of Lease
          21.11   Time, Joint and Several Liability
          21.12   Binding Effect:  Choice of Law
          21.13   Waiver
          21.14   Surrender of Premises
          21.15   Holding Over
          21.16   Signs
          21.17   Reasonable Consent
          21.18   Interest on Past Due Obligations
          21.19   Recording
          21.20   Notices
          21.21   No Reservation
          21.22   Corporate Authority
          21.23   Security Measures
          21.24   Additional Rent
          21.25   Pets
          21.26   Rules and Regulations

ARTICLE 2.  PREMISES

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the Lease Term, at the Rent, and upon the covenants and conditions hereinafter set forth, these certain Premises, described in Article 1 hereof, including the underlying realty and the Improvements thereon or so much thereof as Tenant is entitled to occupy or use hereunder (hereinafter collectively the "Premises").

ARTICLE 3.  TERM

3.1  Term.  The term of this Lease shall continue during the Lease Term
     ----
specified in Article 1 hereof, unless sooner terminated as hereinafter provided in this Lease.

3.2  Delay in Commencement.  Tenant agrees that in the event of the
     ---------------------
inability of Landlord for any reason to deliver possession of the Premises to Tenant on the commencement date set forth in Article 1, Landlord shall not be liable for any damage thereby nor shall such inability affect the validity of this Lease but in such case Tenant shall not be obligated to pay Rent or other monetary sums until possession of the Premises is tendered to Tenant; provided that if the delay in delivery of possession exceeds sixty (60) days, then Tenant at its option, to be exercised within ten (10) days after the end of said sixty (60) day period may terminate this Lease. If Landlord shall not have delivered possession of the Premises within one (1) year from said commencement date, Landlord may, by notice in writing to Tenant within ten (10) days thereafter, cancel the Lease. If either party cancels as herein above provided, Landlord shall return any monies previously deposited by Tenant and the parties shall be discharged from all obligations hereunder. Any delay in delivery shall not automatically extend the termination date of this Lease.

3.3  Early Possession.  If Tenant occupies the Premises prior to stated
     ----------------
commencement date, such occupancy shall not advance the termination date, and Tenant shall pay Rent for such period at the initial monthly rates as set forth below.

3.4  Construction.  The obligations of Landlord and Tenant to perform work,
     ------------
supply labor and materials and prepare the Premises for occupancy are set forth in detail in Exhibit B. Landlord and Tenant shall expend all funds and do all acts required of them in Exhibit B and shall have the work performed promptly and diligently and in a first-class, workmanlike manner.

3.5  Acknowledgement of Commencement Date.  In the event the commencement
     ------------------------------------
date of the term of the Lease is delayed beyond the sixty (60) days described in Article 3.2 or if the commencement date is to be determined pursuant to Article 3.3 or Article 3.4, then Landlord and Tenant shall [illegible] a written acknowledgement of the dates of commencement and termination of the Lease and shall attach it to the Lease as an Exhibit.

*See below

ARTICLE 4.  RENT

4.1  Rent.  Tenant shall pay the sum set forth in Article 1 as Rent for the
     ----
Premises in advance on the first (1st) day of each calendar month of the year of this Lease; said sum to be paid without deduction, offset, prior notice or demand, in lawful money of the United States. If the commencement date is not the first (1st) day of a month, or if the Lease termination date is not the last day of a month, a prorated monthly installment shall be paid at the then current rate for the fractional month during which the Lease commences and/or terminates. Tenant hereby acknowledges that Landlord will not be required to send monthly statements and invoices as a condition to Tenant paying any Rent due under this Lease. (SEE EXHIBIT C)

4.2  Returned Checks.  In the event that Tenant's check is returned for
     ---------------
non-payment of funds Tenants shall replace said check with only the following:
a) cashier's check, b) cash, or c) certified money order. In addition Landlord shall have the right to assess a returned check handling fee, in an amount to be determined by Landlord in his sole and absolute discretion, which shall be tendered with replacement payment. Said returned check handling fee shall in no way void Landlord's right to assess and collect late charges.

4.3  Date of Receipt of Tenant's Payment.  The date of delivery of payment
     -----------------------------------
to Landlord's office as specified in Article 1 hereof or other address designated in writing by Landlord shall be considered the bona fide date of receipt of payment. The date of post mark, posting date, or mailing machine date shall not be considered date of payment. Tenant accepts full responsibility for delivery of payments to Landlord's office.

*3.6  Early Termination.  Landlord shall have the right to terminate this
      -----------------
Lease by giving twelve (12) months' advance written notice of same to

Tenant, which notice may be given at any time within twenty-four (24) months after the commencement date of this Lease.

ARTICLE 5. SECURITY DEPOSIT



ARTICLE 6.  TAXES

6.1  Real Property Taxes
     -------------------

     a.   Payment.  Landlord shall pay all real property taxes levied or
          -------
assessed against the Project of which the Premises constitutes a part, provided, however, that Tenant shall pay to Landlord its pro rata share (as specified in Article 1 hereof) of the real property taxes levied or assessed against the Project. Such payment shall be made by Tenant within twenty (20) days after receipt of Landlord's written statement setting forth the amount of the pro rata share and the reasonable computation thereof.

     b.   Definition.  As used in this Lease, the term "real property tax"
          ----------
shall include any form of assessment, license fee, rent tax, levy, penalty, or tax (other than estate, inheritance, net income or franchise taxes), imposed by any authority having the direct or indirect power to tax including without limitation the EPA, any city, county, state or federal government or any improvement or other district or division thereof, whether such [illegible] (i) determined by the area of the Project or the Premises or the Rent or other sums payable hereunder or by other means including without [illegible] any gross income or excise tax levied by any of the foregoing authorities with respect to receipt of such Rent of other sums, or (ii) upon or with respect to any legal or equitable interest of Landlord in the Project or the Premises or any part thereof, or (iii) upon this transaction or any document to which Tenant is a party creating or transferring any interest in the Project or the Premises, or (iv) now customary or within the contemplation of the parties.

     c.   Improvements to the Premises. Notwithstanding anything to the contrary
          ----------------------------
contained herein, Tenant shall pay any increases in real property taxes levied or assessed against the Project resulting from any and all improvements of any kind whatsoever placed on or in the Premises for the benefit of or at the request of Tenant regardless of whether said improvements were installed or constructed either by Landlord or Tenant.

6.2  Personal Property Taxes.  Tenant shall pay prior to delinquency all
     -----------------------
taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real or personal property of Landlord.

6.3  Proration:  Joint Assessment.  Tenant's liability to pay any real
     ----------------------------
property taxes pursuant to Article 6.1 shall be pro-rated on the basis of a 365 day year to account for any fractional portion of a tax fiscal year included at the commencement or expiration of the term of the Lease. With respect to any assessments which may be levied against or upon the Premises, or which under the laws then in force may be evidenced by improvement or other bonds or may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any partial year) and interest due thereon shall be included within the computation of the annual taxes and assessments levied against the Premises. In the event the Tenant's personal property and/or the improvements to the Premises are not separately assessed, Tenant's share thereof shall be an equitable proportion to be determined by Landlord from the valuations assigned in the Tax assessor's worksheets or such other information as may be reasonably available to Landlord, with Landlord's reasonable determination thereof in good faith to be conclusive. Tenant shall pay to Landlord its share thereof within ten (10) days after receipt of a written statement from Landlord setting forth the amount due and Landlord's reasonable computation thereof.

ARTICLE 7.   USE

7.1  Use.  The Premises shall be used and occupied by Tenant only for the
     ---
purposes set forth in Article 1 hereof and for no other purposes whatsoever without obtaining the prior written consent of Landlord, which shall not be unreasonably withheld.

7.2  Condition of Premises.  Tenant hereby accepts the Premises in their
     ---------------------
condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the Premises or the suitability thereof for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in this Lease. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises were at such time in satisfactory condition [illegible] within fifteen (15) days after such date Tenant shall give Landlord written notice specifying in reasonable detail the respects in which the Premises were not in satisfactory condition.

7.3  Compliance with Law.  Tenant shall not use the Premises or permit
     -------------------
anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental rule or regulation or requirements of duly constituted public authorities now in force or which may hereafter be in force relating to or affecting the condition, use, or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance, or governmental rule, regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain, or permit any nuisance in or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

7.4  Hazardous and Toxic Substances.
     ------------------------------

a) Tenant shall comply, at its sole cost, with all federal, state and local laws, statutes, ordinances, codes, regulations and orders relating to the receiving, handling, use, storage, accumulation, transportation, generation, spillage, migration, discharge, release and disposal of any flammable, combustible, explosive, infectious, corrosive, caustic, irritant, strong sensitizing, carcinogenic or radioactive materials, hazardous waste, toxic substances or related materials, including without limitation, substances defined as "hazardous substances," "hazardous materials" or "toxic substances" by federal, state and local laws, and in the regulations adopted in publications promulgated pursuant to said laws (collectively referred to herein as the "Laws"). Such materials and substances are hereinafter collectively referred to as "Toxic Materials." It shall be the sole obligation of Tenant to obtain any permits and approvals required pursuant to the Laws.

b) Tenant shall be solely responsible for and shall indemnify, protect, defend and hold harmless Landlord and its agents, employees, representatives, directors and officers (collectively hereinafter referred to as the "Indemnitees") from and against any and all claims, costs, penalties, fines, losses, liabilities, reasonable attorneys' fees, damages, injuries, causes of action, judgments, and expenses which arise during or after the term of this Lease as a result of the receiving, handling, use, storage, accumulation, transportation, generation, spillage, migration, discharge, release or disposal of Toxic Materials in, upon or about the Premises or the Project, by Tenant or its agents, employees, contractors, licensees, customers or invitees. This indemnification of the Indemnitees by Tenant includes, without limitation, any and all costs incurred in connection with any investigation of site conditions and any clean-up, remediation, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Toxic Materials present in the soil, subsoils, ground water or elsewhere in, on, under or about the Premises or the Project. This indemnification by Tenant under this Section
7.4 shall survive the termination of this Lease. The foregoing shall not apply to the extent of the presence of Toxic Materials which results from the acts or omissions of Landlord.*

(c) If Tenant or its agents, employees, contractors, licensees, customers or invitees causes contamination or deterioration of water or soil resulting in a level of contamination greater than the maximum levels established from time to time during the term of this Lease by any governmental authority having jurisdiction over such contamination, then Tenant shall promptly take any and all action necessary to clean-up such contamination in the manner as required by law. If Tenant fails to take such action, Landlord may, but shall not be obligated to, take such action. In such event, all costs incurred by Landlord with respect to such clean-up activities shall be for the account of Tenant. Any amount so expended by Landlord shall be paid by Tenant promptly after demand by Landlord, with interest at the maximum rate permitted by law.

(d) Tenant shall immediately provide Landlord with telephonic notice, which shall later be confirmed by written notice, of any and all accumulations, spillage, discharge, release and disposal of Toxic
Materials, onto or within the Premises or the Project, and any injuries or damages relating directly or indirectly therefrom.

(e) On or before the expiration of this Lease, Tenant shall take any and all action required to be taken under the Laws in order to surrender the Premises, including such portions of the Project which are subject to this Lease, to Landlord in a condition which would be completely free of any and all Toxic Materials caused or permitted during the term of this Lease to be in or about the Premises or the Project by Tenant, its agents, employees, contractors, licensees, customers or invitees.

*/  or its agents, employees, contractors or other tenants.

ARTICLE 8.  COMMON AREAS

8.1  Definition.  The phrase "Common Areas" means all areas and facilities
     ----------
outside the Premises and in the Project that are provided and designated for general use and convenience of Tenant and other tenants and their respective officers, agents, employees, licensees, customers and invitees. 1 Common Areas include (but are not limited to) pedestrian sidewalks, landscaped areas, roadways, parking areas, railroad tracks 2 and roofs, walls, and foundations not specifically part of any tenant's premises. 3 Landlord reserves the right from time to time to make changes in the shape, size, location, number and extent of the land and improvements constituting the Common Areas. Landlord may designate from time to time additional parcels of land for use as a part thereof: any additional land so designated by Landlord for such use shall be included until such designation is revoked by Landlord.

8.2  Maintenance. During the term of this Lease, Landlord shall operate,
     -----------
manage, and maintain the Common Areas so that they are clean and free from accumulations of debris, rubbish, and garbage. The manner in which such Common Areas shall be so maintained, and the expenditures for such maintenance, shall be at the sole discretion of Landlord, and the use of the Common Areas shall be subject to such reasonable regulations and changes therein as Landlord shall make from time to time, including (but not by way of limitation) the right to close from time to time, if necessary, all or any portion of the Common Areas to such extent as may be legally sufficient, in the opinion of Landlord's counsel, to prevent a dedication thereof or the accrual of rights of any person or of the public therein, or to close temporarily all or any portion of such Common Areas for such purposes.

8.3  Tenant's Rights and Obligation.  Landlord hereby grants to Tenant,
     ------------------------------
during the term of this Lease, the license to use, for the benefit of Tenant and its officers, agents, employees, contractors, licensees, customers, and invitees, in common with the others entitled to such use, the Common Areas as they from time to time exist, subject to the rights, powers and privileges herein reserved to Landlord. Storage, either permanent or temporary, of any materials, supplies or equipment in the Common Areas without Landlord's prior written consent is strictly prohibited. Should Tenant violate this provision of the Lease, then in such event, Landlord may, at Landlord's option, either terminate this Lease or , without notice to Tenant, remove said materials, supplies or equipment from the Common Areas and place such items in storage, the cost thereof to be reimbursed by Tenant within ten (10) days from receipt of a statement submitted by Landlord. All subsequent costs in connection with the storage of said items shall be paid to Landlord by Tenant as accrued. Failure of Tenant to pay these charges within ten (10) days from receipt of statement shall constitute a breach of this Lease. Tenant and its officers, agents, employees, customers, and invitees shall park their motor vehicles only in areas designed by Landlord for that purpose from time to time. Within five
(5) days after request from Landlord, Tenant shall furnish to Landlord a list of the license numbers assigned to its motor vehicles, and those of its officers, agents, and employees. Tenant shall not at any time park or permit the parking of motor vehicles, belonging to it or to others, so as to interfere with the pedestrian sidewalks, roadways, and areas, or in any portion of the Common Area not designated by Landlord for such use by Tenant. Parking areas shall be allocated to Tenant in accordance with the site plan attached hereto as Exhibit A. In no event may any automobiles not in active use (defined as a minimum of three in-and-out [illegible] from parking lot in any seven day period) be stored at the Project. Tenant shall repair, at its cost, all deteriorations or damages to the Common Areas occasioned by its acts or omissions, ordinary wear and tear excepted.

8.4  Common Area Expenses; Tenant's Share
     ------------------------------------

     a.   Common Area Expenses.  All expenses in connection with the Common
          --------------------
Areas shall be charged and prorated in the following manner. It is understood and agreed that the phrase "Common Area Expenses" as used herein shall include. 4 all sums expended in connection with said Common Areas for cleaning, sweeping, and janitorial services: purchases, replacement, and maintenance of trash receptacles located within the Common Areas: maintenance and repair of exterior sprinkler systems, planting and landscaping; lighting and other utilities; personnel to implement such services including, if Landlord deems necessary, the cost of security guards; all costs and expense pertaining to a security alarm system or other security measures for the Project; any governmental imposition or surcharge imposed upon Landlord or assessed against any portion of the Common Areas. Landlord may cause any or all of said services to be provided by an independent contractor or contractors. Anything to the contrary notwithstanding contained hereinabove, all expenses in connection with the original construction and rehabilitation of the Common Areas and any property management fees shall be at the sole cost and expense of the Landlord and shall not in any event be charged to Tenant. 5

     b.   Tenant's Share.  Landlord agrees to furnish to Tenant an itemized
          --------------
statement in reasonable detail setting forth the total Common Area Expenses for the previous three (3) calendar months, said statement to be furnished as soon as reasonably possible following the expiration of the calendar quarter (i.e. March 31, June 30, September 30, and December 31).
Throughout the term of this Lease, Tenant shall pay its pro rata share (as set forth in Article 1 hereof) of such Common Area Expenses for the previous three (3) month period within ten (10) days after receipt of said statement subject to Landlord's election to bill such amounts monthly in advance as contained in Article 21.1 of this Lease.

ARTICLE 9.  REPAIRS, MAINTENANCE, AND IMPROVEMENTS

9.1  Landlord's Obligations.  Such to the provisions of Article 8 and
     ----------------------
Article 16, Landlord shall keep the Common Areas in good order, condition, and repair. Landlord shall not have the obligation to make repairs under this Article 9 until a reasonable time after receipt of written notice of the need for such repairs. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Project in good order, condition and repair.

9.2  Tenant's Obligations.  Subject to the provisions of Article 16 and
     --------------------
Article 9.1, Tenant at its sole cost and expense shall keep in good order, condition, and repair the Premises and every part thereof including without limitation thereto all doors, locks, windows, glass, plumbing, heating, air conditioning, ventilating, electrical and lighting facilities and equipment within the Premises. Tenant shall repair all damage to the Common Areas caused by its operations or activities or those of its agents, contractors, licensees, customers, invitees, or employees immediately upon notice from Landlord. Landlord shall not be responsible to Tenant for damage to Tenant's property from any cause, including but not limited to: leaking roofs, windows, walls, floors, water pipes, sprinklers, or water entering from other areas within the Project, unless caused by the negligence or willful misconduct of Landlord. Tenant shall maintain adequate insurance.

Inserts to Article 8 of Simmons Lease
- -------------------------------------


1. and shall include both "General Common Areas" and "Building Common Areas." The General

2. , lunchroom and corridor leading thereto (located in Building #1), but shall exclude Building Common Areas. The phrase "Building Common Areas" shall include the stairways, corridors, loading areas,

3.   and located in the building of which the Premises are a part.

4. all expenses incurred by Landlord in operating, maintaining, insuring and repairing the General Common Areas and the Building Common Areas, respectively, including, without limitation

5. Common Area Expenses arising from the operation, maintenance, insurance and repair of Building Common Areas shall be allocated to Tenant according to its Pro Rata Share of the Building (as set forth in Article 1), and all other Common Areas Expenses shall be allocated to Tenant according to its Pro Rata Share of the Project.

to compensate Tenant for any loss of or damage to Tenant's property in the event that Tenant does not maintain such insurance. Tenant will be deemed to have self-insured Tenant's property. Tenant agrees to perform at its own expense all work necessary to bring the sprinkler system existing on the property as of July 16, 1992, into compliance with applicable legal requirements of the laws of the State of California.

9.3  Surrender.  Upon the expiration of earlier termination of this Lease,
     ---------
Tenant shall surrender the Premises in the same condition as received, broom clean, ordinary wear and tear excepted. Tenant at its sole cost and expense agrees to repair any damage to the Premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, movable partitions, or permanent improvements or additions, including the floor and patching the walls where required by Landlord to Landlord's reasonable satisfaction. Tenant shall indemnify the Landlord against any loss or liability from delay by Tenant in so surrendering the Premises, including without limitation, any claims made by any succeeding Tenants founded on such delay.

9.4. Landlord's Rights. In the event Tenant fails to perform Tenant's
     -----------------
obligations under this Article 9, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. If Tenant fails to do the work and diligently prosecute it to completion, then Landlord shall have the right (but not the obligation) to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount so expended by Landlord shall be paid by Tenant promptly after demand with interest at the maximum rate permitted by law from the date of such work. Except as provided in this Article 9 and in Article 16 hereof, there shall be no abatement of Rent and no liability of Landlord by reason of any injury or interference with Tenant's business arising from the making of any repairs, alterations, or improvements in or to any portions of the Project or the Premises or in or to fixtures, appurtenances, and equipment therein. Landlord reserves the right to enter Tenant's Premises to repair the roof or roof structures or to install electrical, water, drain, sewer, telephone, ventilation, and other conduits for the benefit of the Project or of other tenants of the Project. Repair of the roof or of roof structures may require exposing certain areas of the Project to the elements. For this purpose Tenant agrees to allow Landlord to occupy the Premises or portion thereof for a period not to exceed three
(3) days. Tenant agrees to protect Tenant's own possessions during this period. In the event Landlord so occupies the Premises or portion thereof, Tenant shall be given an abatement of Rent for that portion of the Premises for the period during which Landlord so occupies that portion of the Premises. There shall be no other compensation to Tenant.

ARTICLE 10.  ALTERATIONS and ADDITIONS

Tenant shall not, without Landlord's prior written consent, make any alterations, additions, improvements or utility installations in, on, or about the Premises, except for non-structural alterations not exceeding $25,000 in cost per work of alteration. As used in this Article 10, the term "utility installations" shall include, but not be limited to, gas lines, water lines, ducting, power panels, fluorescent fixtures, space heaters, conduit and wiring. As a condition to giving such consent, Landlord may require that Tenant agree to remove all such alterations, additions, improvements, or utility installations at the expiration of the term and to restore the Premises to their prior condition.

Unless Landlord requires their removal pursuant hereto, all alterations, additions, improvements, and utility installations on the Premises (whether or not such utility installations constitute trade fixtures of Tenant) shall at the expiration or earlier termination of the Lease become the property of Landlord and remain upon and be surrendered with the Premises. Notwithstanding the foregoing, personal property, business and trade fixtures, cabinetwork, furniture, movable partitions, machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Article 9, at any time during the term of this Lease when Tenant is not in default.

ARTICLE 11.  UTILITIES

Tenant shall pay prior to delinquency for all water, gas, heat, light, power, telephone, sewage, air conditioning and ventilating, scavenger, janitorial, landscaping, and all other services, materials, and utilities supplied to the Premises. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion of all charges which are jointly metered, the determination to be made by Landlord, and payment to be made by Tenant within ten (10) days of receipt of a statement for such charges. Landlord shall not be liable in damages or otherwise (except for its negligence or willful misconduct) for any failure or interruption of any utility service furnished to the Premises, and no such failure or interruption shall entitle Tenant to terminate this Lease or withhold Rent or other sums due hereunder.

ARTICLE 12.  LIENS

Tenant shall keep the Premises and the Project free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith including attorneys' fees and costs shall be payable to Landlord by Tenant on demand with interest at the maximum rate permitted by law. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the Project and the Premises, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall [illegible] to Landlord at least ten (10) business days prior written notice of the expected date of commencement of any work relating to alterations [illegible] additions to the Premises.

ARTICLE 13.  LANDLORD'S ACCESS

13.1 Access.  Landlord and Landlord's agent's shall have the right at
     ------
reasonable times upon reasonable notice to enter the Premises to inspect the same or to maintain or repair, make alterations or additions to the Premises or any portion thereof or to show the Premises to prospective purchasers, tenants, or lenders. Upon request from Landlord, Tenant shall, within 24 hours, provide Landlord, for Landlord's permanent possession, with a copy of any keys required [illegible] access to the Premises or to any area within the Premises. Landlord may at any time place on or about the Premises any ordinary "for sale" signs: Landlord may at any time during the last ninety (90) days of the term of the Lease place on or about the Premises any ordinary "for lease" signs.

13.2 Easements.  Landlord reserves to itself the right, from time to time,
     ---------
to grant such easements, rights, and dedications that Landlord deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material breach of this Lease.

ARTICLE 14.  INDEMNITY; EXEMPTION OF LANDLORD FROM LIABILITY

14.1 Indemnity.  Tenant shall indemnify and hold Landlord harmless from and
     ---------
against any and all claims of liability for any injury or damage to any person or property arising from Tenant's use of the Premises or the Project, or from the conduct of Tenant's business, or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises, the Project or elsewhere. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease, or arising from any act or omission of Tenant or Tenant's agents, employees, contractors, licensees, customers, or invitees and from and against all costs, reasonable attorneys' fees, expenses, and liabilities incurred in the defense or any such claim or any action or proceeding brought thereon. In the event any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon, or about the Premises arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord, except for damages arising from the negligence or willful misconduct of Landlord or its agents, employees or contractors.

14.2 Exemption of Landlord from Liability.  Landlord shall not be liable
     ------------------------------------
for injury to Tenant's business or loss of income therefrom or for damage which may be sustained by the persons, goods, ware, merchandise, or property of Tenant. Tenant's agents, employees, contractors, licensees, customers, or invitees, or any other person in or about the Premises or the Project caused by or resulting from fire, steam, electricity, gas, water, or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction, or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, or lighting fixtures of the same, regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant, except to the extent caused by the negligence or willful misconduct of Landlord or its agents, employees or contractors. Landlord shall not be liable for any damages arising from any act or omission of any other tenant (if any) of the Project.

ARTICLE 15. INSURANCE

15.1 Liability Insurance.  Tenant shall at all times during the term hereof
     -------------------
and at its own cost and expense procure and continue in force Worker's Compensation Insurance (which may include a self-insurance program reasonably acceptable to Landlord) and Bodily Injury Liability and Property Damage Liability Insurance naming Landlord as an additional named insured under the liability policy against liability, injury, or death of any person in connection with the use, operation, or condition of the Premises. Such insurance shall be in an amount of not less than $1,000,000.00 combined single limit for bodily injury and property damage. The limits of such insurance shall not limit the liability of Tenant. Said insurance shall have a Landlord's Protective Liability endorsement attached thereto. All insurance required hereunder shall be with companies rated at B+ or better in Best's Insurance Guides. Tenant shall delivery to Landlord certificates of insurance evidencing the existence and amounts of such insurance with less payable clauses reasonably satisfactory to Landlord, provided that in the event Tenant fails to procure and maintain such insurance, Landlord may (but shall not be required to) procure same at Tenant's expense after ten (10) days prior written notice. No such policy shall be cancelable except after thirty (30) days prior written notice to Landlord by the insurer. Tenant shall, within twenty (20) days prior to the expiration of such policies furnish Landlord with renewals or binders, or Landlord may order such insurance and charge the cost to Tenant, which amount shall be payable by Tenant upon demand. All such policies shall be written as primary policies, not contributing with and not in excess of coverage which Landlord may have. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by Tenant provided such blanket policies expressly afford coverage to the Premises, the Project, Landlord, and Tenant as required by this Lease.

15.2 Fire and Extended Coverage.  Landlord shall procedure and maintain at
     --------------------------
all times during the term of this Lease, a policy or policies of insurance covering loss or damage to the Premises in the amount of the full replacement value thereof (inclusive of Tenant's trade fixtures, personal property and equipment), providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, sprinkler leakage and special extended peril (all-risk), and; if determined by Landlord after consultation with Tenant, and if available at commercially reasonable rates, earthquake insurance. During the term of this Lease, Tenant shall pay the amount of any premium for the insurance required under this article 15.2. Tenant shall pay such premium to Landlord within fifteen (15) days after receipt by Tenant of a copy of the premium statement or other reasonably satisfactory evidence of the amount due which shall include the method of calculation of Tenant's share thereof if the insurance covers other improvements than the Premises. If the term of this Lease does not expire concurrently with the expiration of the period covered by the insurance, Tenant's liability for insurance premiums shall be prorated on an annual basis. Tenant shall not do or permit anything to be done in or about the Premises which will materially increase the existing rate of insurance upon the Premises or the Project or cause the cancellation of any insurance policy covering said Premises or the Project. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies, then Tenant shall pay as additional rent hereunder, on demand from Landlord, all of such increase, provided, however, nothing herein shall be construed to prohibit or restrict the continuation of Tenant's business operations on the Premises as conducted prior to the Commencement Date. Tenant shall, at Tenant's expense, comply with all insurance company requirements pertaining to the use of the Premises so that the Premises shall at all times be insurable for fire, extended coverage and the risks specified above.

15.3 Waiver of Subrogation.  Landlord and Tenant each hereby waive any and
     ---------------------
all rights of recovery against the other or against the officers, employees, agents, and representatives of the other, on account of loss or damage occasioned to such waiving party or its property or the property [illegible] under its control caused by fire or any of the extended coverage risks described above to the extent that such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. The insuring party shall, upon obtaining the policies of insurance required under this Lease, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

ARTICLE 16.  DAMAGE OR DESTRUCTION

16.1 Uninsured Damage.  In the event improvements in the Premises are
     ----------------
damaged or rendered unsafe by any casualty which is covered under an insurance policy required to be maintained pursuant to Article 15.2 then
Article 16.4 shall apply. In the event the improvements on the Premises are damaged by any casualty not covered under an insurance policy required to be maintained pursuant to Article 15.2, then Landlord may, at Landlord's option, either (a) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (b) give written notice to Tenant within sixty (60) days after the date of occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of the damage: provided, however, that if such damage is caused by an act or omission to act of Tenant, it's agents, employees, contractors, licensees, customers, or invitees, then Tenant shall repair such damage, promptly at its sole cost and expense. In the event Landlord elects to terminate this Lease pursuant hereto, Tenant shall have the right within (10) days after receipt of the required notice to notify Landlord in writing of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice, within the ten (10) day period, this Lease shall be canceled and terminated as of the date of the occurrence of such damage. In no event shall Landlord be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of any paneling, decorations, office fixtures, partitions, railings, ceilings, floor covering, equipment, machinery, or fixtures or any other improvements or property installed in the Premises by Tenant or at the direct or indirect expense of Tenant. Tenant shall be required to restore or replace same in the event of damage.

16.2 Total Destruction.  If the improvements on the Premises are totally
     -----------------
destroyed during the term of this Lease from any cause whether or not covered by the insurance required under Article 15.2 (including any destruction required by any authorized public authority), this Lease shall automatically terminate as of the date of such total destruction.

16.3 Damage Near End of the Term.  If the improvements on the Premises are
     ---------------------------
partially destroyed or damaged during the last 12 months of the term of this Lease, Landlord may at Landlord's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord's election to do so within thirty (30) days after the date of occurrence of such damage.

16.4 Partial Destruction.  If fifty percent (50%) or more of the Premises
     -------------------
shall be damaged or destroyed by an insured risk, Landlord may at its option cancel and terminate this Lease by giving written notice of its election to do so within forty-five (45) days from the date of occurrence of such damage or destruction in which event the term of this Lease shall expire at the end of the calendar month in which such notice is given and Tenant shall thereupon surrender the Premises to Landlord. Otherwise, Landlord shall repair such damage as soon as reasonably possible and this Lease shall remain in full force and effect.

16.5 Abatement of Rent:  Tenant's Remedies; Advance Payments.
     -------------------------------------------------------

     a.   Abatement of Rent.  If the Premises are partially destroyed or
          -----------------
damaged and Landlord or Tenant repairs from them pursuant to this Lease, the Rent payable hereunder for the period during which such damage and repair continues shall be abated in proportion to the extent to which Tenant's use of the Premises is impaired. Except for abatement of Rent (if any), Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair, or restoration.

     b.   Tenant's Remedies.  If Landlord shall be obligated to repair or
          -----------------
restore the Premises under this Article 16 and shall not commence such repair or restoration within sixty (60) days after such obligation shall accrue, or such repair or restoration cannot reasonably be expected to be completed within 180 days after such obligation shall accrue, then Tenant at Tenant's option may cancel and terminate this Lease by written notice to Landlord at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     c.   Advance Payments.  Upon termination of this Lease pursuant
          ----------------
hereto, an equitable adjustment shall be made concerning Prepaid Rent and any advance payments made by Tenant to Landlord. Landlord shall in addition return to Tenant so much of Tenant's Security Deposit as has not theretofore been applied by Landlord or to which Landlord is not otherwise entitled.

ARTICLE 17.  CONDEMNATION

     If the Premises or any portion thereof are taken under the power of eminent domain, or sold by Landlord under the threat of the exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than twenty-five percent (25%) of the Premises is taken by condemnation, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes possession by notice in writing of such election within twenty (20) days after the condemning authority shall have taken possession.

     If this Lease is not terminated by either Landlord or Tenant then it shall remain in full force and effect as to the portion of the Premises remaining, provided the Rent shall be reduced in the proportion that the floor area taken within the Premises bears to the total floor area of all the Premises leased to Tenant pursuant hereto. In the event this Lease is not so terminated, then Landlord agrees, at Landlord's sole cost, to restore the Premises as soon as possible a complete unit reasonably capable in Landlord's opinion of accommodating Tenant's usage as that usage existed prior to the condemnation. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of power of eminent domain shall be the property of Landlord, whether made as compensation for the taking of the fee or severance damages. Nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to Tenant and/or for the interruption of or damage to Tenant's business and/or for Tenant's business and/or for Tenant's unamortized cost of its leasehold improvements provided that as to partitions or other improvements in the nature of realty installed or constructed by Tenant. Tenant shall be entitled to receive only the unamortized cost thereof computed over the remaining useful life, not to exceed the balance of the original term of this Lease. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation, promptly commence and diligently complete the repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority in which case Tenant shall pay any amount in excess of such severance damages required to complete such repair.

ARTICLE 18.  ASSIGNMENT AND SUBLETTING

18.1 Landlord's Consent Required.  Tenant shall not voluntarily or by
     ---------------------------
operation of law assign this Lease, sublet all or any part of the Premises, or otherwise transfer, mortgage, pledge, hypothecate, or encumber all or any part of Tenant's interest in this Lease or in the Premises or any part thereof, without Landlord's prior written consent and any attempt to do so without such consent being first obtained shall be wholly void and shall constitute a breach of this Lease, provided, however, that no consent shall be required in connection with any merger or consolidation by Tenant or any sale of all or substantially all Tenant's assets to a single purchaser.

18.2 Reasonable Consent.  In the event that Landlord offers to accept a
     ------------------
surrender of the leasehold, and termination of this Lease as of the date of the proposed sublease or assignment, then Landlord may withhold consent to any sublet or assignment in its sole and absolute discretion. Otherwise if Tenant complies with the following conditions. Landlord shall not unreasonably withhold its consent to the assignment of the Lease or the subletting of the Premises or any portion thereof. Tenant shall submit in writing to Landlord: (a) the name and legal composition of the proposed Assignee or Sublessee; (b) the nature of the proposed Assignee's or Sublessee's business to be carried on in the Premises; (c) the terms and provisions of the proposed Assignment or Sublease; (d) such reasonable financial information as Landlord may request concerning the proposed Assignee or Sublessee.

18.3 No Release of Tenant.  No consent by Landlord to any assignment or
     --------------------
subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment of the Lease or subletting of the Premises. The consent by Landlord to any assignment or subletting shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other such assignment of the Lease or subletting of the Premises. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment, subletting or other transfer. Consent to one assignment, subletting, or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer. All rent or other sums received by Tenant from its subtenants in excess of the Rent payable by Tenant to Landlord under this Lease shall be retained by Tenant.

18.4 Form of Consent.  Each transfer, assignment, subletting, license,
     ---------------
concession agreement, mortgage and hypothecation to which there has been consent shall be by an instrument in writing in form satisfactory to Landlord, and shall be executed by the parties thereto who shall agree in writing for the benefit of Landlord herein to assume, to be bound by, and to perform all of the terms, covenants, and conditions of this Lease. One executed copy of such written instrument shall be delivered to Landlord. Failure to first obtain in writing Landlord's consent or failure to comply with the provisions of the Article 18 shall operate to prevent any such transfer, assignment, subletting, license, concession agreement or hypothecation from becoming effective.



ARTICLE 19.  DEFAULT, REMEDIES

19.1  Defaults by Tenant; Remedies.  The occurrence of any of the following
      ----------------------------
shall constitute a material default and breach of this Lease by Tenant:
(a) any failure by Tenant to pay Rent or any other monetary sums required to be paid hereunder (where such failure continues for ten (10) days after written notice by Landlord to Tenant); (b) the abandonment or permanent vacation of the Premises by Tenant; (c) a failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days after written notice thereof by, Landlord to Tenant; provided, however, that if the nature of the default is such that the same cannot reasonably be cured within said thirty (30) day period. Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion; provided, further, however, Landlord in its sole discretion may require Tenant to deliver a bond, deposit funds [illegible] such other form of security device which may [illegible] necessary to protect the Premises, Landlord, and the Project in the event such default cannot be cured within said thirty (30) day period. Any such notice shall be in lieu of, and not in addition to, any notice required by law.

the exercise of any right or remedy at law or in equity which Landlord may have by reason of such default or breach:

     (i) Maintain this Lease in full force and effect and recover the Rent and other monetary charges as they become due without terminating Tenant's right to possession, irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to re-let the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease, including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. In the event any such re-letting occurs, this Lease shall terminate automatically upon the new tenant taking possession of the Premises. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous default of Tenant.

     (ii) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including without limitation thereto, the following: (a) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus (b) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after termination until the time of award exceeds the amount of such rental loss that is proved could have been reasonably avoided; plus (c) the worth at the time of award of the amount by which the unpaid Rent which would have been due after the time of award exceeds the amount of such rental loss that is proved could be reasonably avoided; plus (d) any other amount necessary to compensate Landlord for the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of events would be likely to result therefrom; plus (e) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable state law. Upon any such re-entry Landlord shall have the right to make any reasonable repairs, alterations, or modifications to the Premises which Landlord in its sole discretion deems reasonable and necessary. Any and all amounts expended in relating the Premises and all monetary damages suffered, including brokers fees to lease the Premises, shall be paid by Tenant. As used in (a) above, the "worth at the time of award" shall be computed by adding interest to such amounts at the maximum rate permitted by law. As used in (b) and (c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank at the time of award plus one percent (1%). For all purposes of this
Article 19, the term "Rent" shall be deemed to be the Rent and all other sums required to be paid by Tenant pursuant to the terms of this Lease; all such sums, shall be computed on the basis of the average monthly amount thereof accruing during the immediately preceding sixty (60) month period, except that if it becomes necessary to compute such Rent before such a sixty (60) month period has occurred, then on the basis of the average monthly amount thereof during such shorter period.

     b.   Bankruptcy - Insolvency of Tenant; Landlord's Remedies.  Tenant
          ------------------------------------------------------
agrees that in the event all or substantially all of Tenant's assets are placed in the hands of a receiver or trustee, and such receivership or trusteeship continues for a period of thirty (30) days, or in the event Tenant makes an assignment for the benefit of creditors or is finally adjudicated a bankrupt, or in the event Tenant institutes any proceedings under the Bankruptcy [illegible] the same now exists or under any amendment thereof which may hereafter be enacted, or under any other act relating to the subject of bankruptcy wherein Tenant seeks to be adjudicated a bankrupt, or to be discharged of its debts, or to effect a plan of liquidation, composition, or reorganization or in the event any involuntary proceedings are filed against Tenant under any such bankruptcy laws and such proceedings are not removed within sixty (60) days thereafter, then this Lease or any interest in and to the Premises shall not become an asset in any of such proceedings and, in any such events and in addition to any and all rights or remedies of Landlord hereunder or by law provided, it shall be lawful for the Landlord to declare the term hereof ended and to re-enter the Premises and take possession thereof and remove all persons therefrom and Tenant shall have no further claim thereon or hereunder. For the purposes of this Article 19, the occurrence of any of the events set forth in this Article 19.1.b with respect to any Guarantor of this Lease shall entitle Landlord to exercise its rights and remedies provided hereunder or by law.

     c.   Late Charges.  Tenant hereby acknowledges that late payment by
          ------------
Tenant to Landlord of Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

     Landlord shall be under no obligation to observe or perform any covenant of this Lease on its part to be observed or performed which accrues after the date of any default by Tenant hereunder.

     The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same, or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No covenant, term, or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing by Landlord.

19.2 Default by Landlord.  Landlord shall not be in default unless Landlord
     -------------------
fails to perform obligations required of Landlord within a reasonable time but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter prosecutes the same to completion.

ARTICLE 20.  CANCELLATION OR RELOCATION



ARTICLE 21.  ADDITIONAL PROVISIONS

21.1 Payment of Tenant's Pro Rata Share of Real Property Taxes, Common
     -----------------------------------------------------------------
Areas Expenses and/or Insurance.  At Landlord's election, Landlord may
- -------------------------------
require Tenant to pay its pro rata share of Common Area Expenses (as set forth in Article 1 hereof) and/or the cost of Landlord's insurance (as set forth in Article 16.2 hereof) monthly in advance. In the event of such an election, Landlord shall calculate an amount estimated to be Tenant's share of such costs and expenses. Commencing with the first (1st) of the month following ten (10) days written notice to Tenant of the amount so calculated by Landlord as Tenant's share thereof, Tenant shall commence paying such sum to Landlord simultaneously with the payment of Rent; thereafter such sum as adjusted pursuant hereto shall be remitted monthly in advance without further billing therefor. Said initial monthly sum may be adjusted by Landlord at the end of any calendar quarter on the basis of Landlord's experience and reasonably anticipated costs. Within thirty (30) days following the end of each calendar quarter, or, at Landlord's option, each calendar year, Landlord shall furnish Tenant a statement covering the calendar quarter or year just expired, certified as correct by Landlord and/or an authorized representative of Landlord, showing the total charges pursuant to the above, the amount of Tenant's share thereof for such calendar quarter or year and the payments made by Tenant with respect to such period. If Tenant's share of such expenses exceeds Tenant's payments so made, Tenant shall pay Landlord the deficiency within ten (10) days after receipt of such statement. If said payments exceed Tenant's pro rata share of such expenses, Tenant shall be entitled to offset the excess against payments next thereafter to become due Landlord as set forth above.
* See below.

21.2 Subordination.  At Landlord's option this Lease shall be subject and
     -------------
subordinate to the lien of any deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the Premises or on or against Landlord's interest or estate therein, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. If any trustee shall elect to have this Lease prior to the lien of its deed of trust, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such deed of trust, whether this Lease is dated prior or subsequent to the date of the recording thereof. Tenant covenants and agrees to execute and deliver upon demand without charge therefor, such further instruments evidencing such subordination of this Lease to the lien of any such deeds of trust as may be required by Landlord. Tenant hereby appoints Landlord as Tenant's attorney-in-fact irrevocably, to execute and deliver any such agreements, instruments, releases, or other documents.

21.3 Quiet Enjoyment.  Landlord covenants and agrees with Tenant that upon
     ---------------
Tenant paying Rent and other monetary sums due under the Lease and performing its covenants and conditions, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the term, subject, however, to the terms of the Lease and of any of the aforesaid deeds of trust described in Article 21.2 above.

21.4 Attornment.  In the event of foreclosure of the exercise of the power
     ----------
of sale under any deed of trust made by Landlord covering the Premises, Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under the Lease, provided such purchaser expressly agrees in writing to be bound by the terms of the Lease.

21.5 Estoppel Certificate.  Tenant shall within ten (10) days after receipt
     --------------------
of a request therefor from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any) and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by a prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant: (i) that this Lease is in full force and effect without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's Rent has been paid in advance. If Landlord desires to finance or refinance the Project or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

21.6 Transfer of Landlord's Interest.  In the event of a sale or conveyance
     -------------------------------
by Landlord of Landlord's interest in the Premises or the Project other than a transfer for security purposes only, Landlord shall be relieved from and after the date specified in such notice of transfer of all obligations and liabilities accruing thereafter on the part of Landlord, provided that any funds in the hands of Landlord at the time of transfer in which Tenant has an interest shall be delivered to the successor of Landlord. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided that all of Landlord's obligations hereunder are assumed in writing by the transferee.

21.7 Captions, Attachments, Defined Terms.  The captions of the Articles of
     ------------------------------------
this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any section of this Lease. Exhibits attached hereto, and addenda and schedules initialed by the parties, are deemed by attachment to constitute part of this Lease and are incorporated herein. The words "Landlord" and Tenant", as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there be more than one Landlord or Tenant, the obligations hereunder imposed upon Landlord or Tenant shall be joint and several. If the Tenants are husband and wife, the obligations shall extend individually to their sole and separate property as well as to their community property. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title to the Premises. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successor and assigns only during [illegible] respective periods of ownership.

21.8 Entire Agreement.  This instrument along with any exhibits and
     ----------------
attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this Agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents and representatives relative to the leasing of the Premises are merged in or revoked by this Agreement.

21.9 Severability.  If any term or provision of this Lease shall, to any
     ------------
extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be effected thereby, and each term and provision of this Lease shall be valid and be enforceable to the fullest extent permitted by law.

21.10  Costs of Suit and/or Enforcement of Lease.  If Tenant or Landlord shall
       -----------------------------------------
bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises or the curing of any default, the losing party shall pay the successful party a reasonable sum for attorneys' fees and/or other costs of enforcement which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment. Should Landlord, without fault on Landlord's part be made a party to any litigation instituted by Tenant or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or materials furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person. Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or the Project, and all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in or in connection with such litigation.

21.11  Time, Joint and Several Liability.  Time is of the essence of this
       ---------------------------------
Lease and each and every provision hereof, except as to the conditions relating to the delivery of possession of the Premises to Tenant. All of the terms, covenants and conditions contained in this Lease to be performed by either party if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and non-exclusive of any other right or remedy at law or in equity.

21.12  Binding Effect: Choice of Law.  The parties hereto agree that all
       -----------------------------
the provisions hereof are to be construed as both covenants and conditions as though the words importing such covenants and conditions were used in each separate paragraph hereof; subject to any provisions hereof restricting assignment or subletting by Tenant and subject to Section 21.8 all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns. This Lease shall be governed by the laws of the State of California.

21.13  Waiver.  No covenant, term or condition or the breach thereof shall
       ------
be deemed waived, except by written consent of the party against whom the waiver is claimed and any waiver of the breach of any covenant, term, or condition shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term, or condition. Acceptance by Landlord of any performance by Tenant after the time [illegible] shall have become due shall not constitute a waiver by Landlord of the breach or default of any covenant, term or condition unless otherwise expressly agreed to by Landlord in writing. Pursuit of any remedy shall not preclude pursuit of any other remedies herein provided or any other remedies provided by law, such remedies being cumulative and non-exclusive, nor shall pursuit of any other remedy constitutes a forfeiture or waiver of any Rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions, and covenants herein contained. Landlord's acceptance of the payment of Rent or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default.

21.14  Surrender of Premises.  The voluntary or other surrender of Lease by
       ---------------------
Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subleases or subtenancies.

21.15  Holding Over.  If Tenant remains in possession of all or any part of
       ------------
the Premises after the expiration of the term hereof, with or without the express or implied consent to Landlord, such tenancy shall be from month to month only and not a renewal hereof or an extension for any further term. In such case, Rent and other monetary sums due hereunder shall be payable at the time specified in this Lease, and such month to month tenancy shall be subject to every other term, covenant, and agreement contained herein except that the monthly Rent shall be at a rate equivalent to 150% of the monthly Rent paid by Tenant at the expiration of this Lease. In the event of such holding over, all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

21.16  Signs.  Tenant shall not place or permit to be placed in, upon or
       -----
about the Premises or the Project where visible from outside the Premises or any part of any building within the Project, any signs, notices, drapes, shutters, blinds, or displays of any type without the prior written consent of Landlord. Landlord hereby consents to all signage in place on the Premises as of the date of this Lease.

21.17  [Secion Deleted]



21.18  Interest on Past Due Obligations.  Except as expressly herein
       --------------------------------
provided, any amount due to Landlord not paid when due shall bear interest [illegible] maximum rate permitted by law from the due date. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

21.19  Recording.  Tenant shall not record this Lease without Landlord's
       ---------
prior written consent, and such recordation shall, at the option of Landlord, constitute a non-curable default of Tenant hereunder. Either party shall, upon request of the other, execute, acknowledge, and deliver to the other a short form memorandum of this Lease for recording purposes.

21.20  Notices.  All notices or demands of any kind required or desired to
       -------
be given by Landlord or Tenant hereunder shall be in writing and shall be deemed delivered when personally delivered or forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Landlord or Tenant, respectively, at the addresses set forth in Article 1 above.

21.21  No Reservation.  Submission of this instrument for examination or
       --------------
signature by Tenant does not constitute a reservation of or option for lease; it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

21.22  Corporate Authority.  If Tenant is a corporation, each individual
       -------------------
executing this Lease on behalf of said corporation represents and warrants that he/she is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said Corporation or in accordance with the Bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

21.23  Security Measures.  Tenant hereby acknowledges that the Rent payable
       -----------------
to Landlord hereunder does not include the cost of guard services or other security measures, and that Landlord shall have no obligation whatsoever to provide same. Landlord has provided locks and other measures for the convenience of the tenants in the Project, as well as tenants' agents, employees, contractors, licensees, customers, or invitees. However, Landlord can make no guarantees of any nature with respect to the effectiveness of such measures in eliminating criminal acts. Tenant assumes all responsibility for the protection of Tenant and Tenant's agents, employees, contractors, licensees, customers, or invitees, and the property belonging to same, from acts of third parties, and indemnifies Landlord and holds Landlord harmless therefrom.

21.24  Additional Rent.  Any monetary obligations of Tenant to Landlord
       ---------------
under the terms of this Lease shall be deemed to be Rent.

21.25  Pets.  Without the prior written consent of Landlord, Tenant shall
       ----
allow no pets of any nature in the Premises or the Project. Landlord may require a higher Security Deposit or additional rent as a condition for Tenant having pets.

21.26  Rules and Regulations.  Tenant agrees to abide by Rules and
       ---------------------
Regulations as the Landlord may from time to time establish for the common benefit of the Tenants and the Projects; provided, however, that such Rules and Regulations shall not unreasonably or significantly interfere with Tenant's use and operation of the Premises as permitted or contemplated herein.

SEE EXHIBIT D INCORPORATED HEREIN BY REFERENCE

In Witness Whereof Landlord and Tenant have executed this Lease as of the date first written above.

Landlord:                          Tenant:  SIMMONS COMPANY



By:  /s/                           By:   /s/
    --------------------------         -------------------------------



LANDLORD AND ORBIT PROPERTY MANAGEMENT, THROUGH THEIR AGENTS AND/OR EMPLOYEES MAKE NO REPRESENTATIONS OR RECOMMENDATIONS WITH RESPECT TO THE LEGAL SUFFICIENCY OR TAX OR LEGAL EFFECT OF THIS LEASE. THIS DOCUMENT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY WITH WHOM YOU SHOULD CONSULT TO SEE THAT YOUR RIGHTS ARE ADEQUATELY PROTECTED.

                                   Includes all second floor space, and all of the first floor space except (1) lunchroom and corridor leading thereto,
                                   (2) lobby area, (3) staircase (4)
                                   bathroom (but not the changing areas,
                                   which shall be a part of Tenant space)
                                   and (5) offices just north of the
                                   corridor to the lunchroom.



                            [Blueprint drawing]



                  Area 1-A (see Exhibit A-1)

                                                                  EXHIBIT A

                                Exhibit A-1


Landlord shall provide 150 parking spaces in the area marked 1-A.

                             Exhibit B to Lease



CONSTRUCTION TO BE PERFORMED BY LANDLORD:  NONE

CONSTRUCTION TO BE PERFORMED BY TENANT:  NONE

                             EXHIBIT C TO LEASE
                             ------------------


                                    RENT
                                    ----

          1.      Rent.  The monthly Rent payable during the first five (5)
                  ----
years of the Lease term shall be:

                  Months 1 through 36:       $57,500 per month
                  Months 37 through 60:      $34,530 per month

          2.      CPI Adjustments.  On the first day of the sixty-first
                  ---------------
(61st), the one hundred third (103rd) and one hundred forty-fifth (145th) months of the term of this Lease (each such date being an "Adjustment Date"), the monthly Rent shall be increased (but not decreased) to be an amount equal to the product obtained by multiplying (a) $34,530 by (b) one plus a fraction of which the numerator shall be one-half of the increase in the Index from the Commencement Date until such Adjustment Date and the denominator shall be the Index as of the Commencement Date.

                  Notwithstanding the foregoing, the maximum adjusted Rent as of any Adjustment Date shall be the result obtained by increasing the sum of $34,530 at the rate of five percent (5%) per year (non-compounded) for the number of years (or fractions thereof) elapsed between the Commencement Date and such Adjustment Date.

     The term "Index" means the Consumer Price Index for All Urban Consumers for the San Francisco-Oakland-San Jose Metropolitan Area (1982-1984 = 100) as published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is discontinued during the term of this Lease, such other government index or computation with which it is replaced, or such other comparable index or publication as may then be available, shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued.

                             EXHIBIT D TO LEASE
                             ------------------


          Upon execution and delivery of this Lease, Landlord shall also deliver to tenant the sum of $300,000 ("Equipment Allowance") to be used for the purpose of paying (or reimbursing Tenant) for costs relating to the acquisition and installation of such equipment and fixtures as Tenant deems appropriate in its sole and absolute discretion for the conduct of its business operations on the Premises.  Upon request by Landlord, Tenant shall provide to Landlord an itemized list (with copies of supporting invoices or purchase orders) describing the equipment and fixtures for which the Equipment Allowance was used.